SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 19, 2004

FIRST WASHINGTON FINANCIALCORP
(Exact name of registrant as specified in its charter)

New Jersey	000-32949	52-2150671
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No

US Route 130 & Main Street Windsor, New Jersey	08561
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (609) 426-1000

Item 8.01. Other Events.

          On November 19, 2004, the Registrant issued a press release announcing that its Board of Directors declared of a cash dividend of $0.11 per share, payable on December 31, 2004 to shareholders of record as of December 6, 2004. A copy of the November 19, 2004 press release is included as Exhibit 99.1 hereto.

          The information in this section, including the information contained in the press release included as Exhibit 99.1 hereto, is being furnished pursuant to this Item 8.01 and shall not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. In addition, this information shall not be deemed to be incorporated by reference into any of the Registrant’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number		Description

	99.1	Press Release dated November 19, 2004 regarding a declaration of a $0.11 cash dividend to shareholders of record as of December 6, 2004.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, First Washington FinancialCorp, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST WASHINGTON FINANCIALCORP. (Registrant)

Dated: November 23, 2004	By: /s/ C. HERBERT SCHNEIDER
C. HERBERT SCHNEIDER
President and Chief Executive Officer

EXHIBIT INDEX

CURRENT REPORT ON FORM 8-K

Exhibit No.	Description	Page No.

99.1	Press Release released November 19, 2004 announcing the Registrant’s declaration of a $0.11 cash dividend to shareholders of record as of December 6, 2004.	5